                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to sec.240.14a-12

                                  ALLOY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

      2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

      4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

      5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount previously paid:

        ------------------------------------------------------------------------

      2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

      3)  Filing party:

        ------------------------------------------------------------------------

      4)  Date Filed:

        ------------------------------------------------------------------------

                                  [ALLOY LOGO]

                               February   , 2002

Dear Stockholder,

     You are invited to attend a Special Meeting of Stockholders of Alloy, Inc., to be held at 9:00 a.m. on Monday, March 4, 2002 at the office of our counsel, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, 25th floor, New York, NY 10017.

     At the Special Meeting, you will be asked to:

          1. Consider and act upon a proposal to amend our Restated Certificate of Incorporation to increase from 50,000,000 shares to 200,000,000 shares the aggregate number of shares of Common Stock authorized to be issued, and thereby increase the total number of shares authorized to be issued from 60,000,000 to 210,000,000.

     This booklet includes our Notice of Special Meeting, Proxy Statement (containing important information about the matters to be acted upon at the Special Meeting) and Proxy Card. The Proxy Statement describes the business that we will conduct at the Special Meeting and provides information about Alloy.

     Your vote is important. Whether or not you plan to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Special Meeting. If you attend the Special Meeting and prefer to vote in person, you may do so.

     We look forward to seeing you at the Special Meeting.

                                          Sincerely,

                                          /s/ MATTHEW C. DIAMOND
                                          --------------------------------------
                                          MATTHEW C. DIAMOND
                                          Chief Executive Officer and Chairman

                            YOUR VOTE IS IMPORTANT.
                       PLEASE RETURN YOUR PROXY PROMPTLY.

                                  [ALLOY LOGO]

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Date:  Monday, March 4, 2002
Time:  9:00 a.m.
Place: Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
       666 Third Avenue, 25th Floor
       New York, NY 10017

Dear Stockholders:

     At our Special Meeting, we will ask you to:

          Consider and act upon a proposal to amend our Restated Certificate of Incorporation to increase from 50,000,000 shares to 200,000,000 shares the aggregate number of shares of Common Stock authorized to be issued, and thereby increase the total number of shares authorized to be issued from 60,000,000 to 210,000,000.

          Consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any adjournment or adjournments thereof.

     Stockholders of record at the close of business on January 29, 2002 will be entitled to vote at the Special Meeting. This Proxy Statement and the accompanying form of Proxy Card will be mailed to all stockholders of record on or about February 8, 2002.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ SAMUEL A. GRADESS
                                          --------------------------------------
                                          SAMUEL A. GRADESS
                                          Secretary

February   , 2002

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING....     1
Why Did You Send Me this Proxy Statement?...................     1
How Many Votes Do I Have?...................................     1
How Do I Vote by Proxy?.....................................     1
May I Revoke My Proxy?......................................     1
How Do I Vote in Person?....................................     2
What Vote is Required to Approve Each Proposal?.............     2
What is the Effect of Broker Non-Votes?.....................     2
Is Voting Confidential?.....................................     2
What Are the Costs of Soliciting these Proxies?.............     2
How Do I Obtain an Annual Report on Form 10-K?..............     2
INFORMATION ABOUT ALLOY STOCK OWNERSHIP.....................     3
DISCUSSION OF PROPOSAL RECOMMENDED BY THE BOARD.............     5
Proposal 1: Approve an Amendment of our Certificate of
  Incorporation to Increase from 50,000,000 Shares to
  200,000,000 Shares the Aggregate Number of Shares of
  Common Stock Authorized to be Issued and Thereby Increase
  the total Number of Shares Authorized to be Issued from
  60,000,000 to 210,000,000.................................     5
OTHER MATTERS...............................................     7
Information About Stockholder Proposals.....................     7
APPENDIX A -- Text of Certificate of Amendment to Restated
  Certificate of Incorporation
APPENDIX B -- Proxy Card

                      PROXY STATEMENT FOR THE ALLOY, INC.
                 MARCH 4, 2002 SPECIAL MEETING OF STOCKHOLDERS

            GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of Alloy, Inc. ("Alloy") is soliciting your proxy to vote at the March 4, 2002 Special Meeting of Stockholders. This Proxy Statement summarizes the information you need to know to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card in accordance with the instructions set forth on the proxy card.

On or about February 8, 2002 we will begin sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card to all stockholders entitled to vote.

HOW MANY VOTES DO I HAVE?

     Only stockholders who own Alloy common stock, $.01 par value per share ("Common Stock") at the close of business on January 29, 2002 are entitled to vote at the Special Meeting. Alloy's Common Stock, Series A Preferred Stock, $.01 par value per share ("Series A Preferred Stock") and Series B Preferred Stock, $.01 per share ("Series B Preferred Stock") are our only classes of voting stock.

As of January 28, 2002, Alloy had 34,907,925 shares of Common Stock outstanding, each of which is entitled to one vote. There are no shares of Series A Preferred Stock outstanding and 1,715 shares of Series B Preferred Stock outstanding. However, holders of Series B Preferred Stock are not entitled to vote at this Special Meeting.

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Special Meeting is necessary to constitute a quorum.

HOW DO I VOTE BY PROXY?

Whether or not you plan to attend the Special Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

If you properly fill in your proxy card and send it to us in time to vote, your "proxy," Matthew C. Diamond, the Chief Executive Officer and Chairman of Alloy, will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

     "FOR" the amendment to our Restated Certificate of Incorporation to increase from 50,000,000 shares to 200,000,000 shares the aggregate number of shares of Common Stock authorized to be issued and thereby increase the total number of shares authorized to be issued from 60,000,000 to 210,000,000.

If any other matter is presented at the Special Meeting, your proxy will vote in accordance with his best judgment. At the time this Proxy Statement went to press, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this Proxy Statement.

This Proxy Statement and the accompanying proxy card are being mailed on or about February 8, 2002 to all stockholders entitled to notice of and to vote at the Special Meeting.

MAY I REVOKE MY PROXY?

If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the three following ways:

     - You may send in another proxy with a later date;

     - You may notify Alloy's Secretary in writing before the Special Meeting that you have revoked your proxy; or

     - You may vote in person at the Special Meeting.

HOW DO I VOTE IN PERSON?

If you plan to attend the Special Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on January 29, 2002, the record date for voting.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

PROPOSAL 1:  Approve an amendment to our Restated        The affirmative vote of the holders of a majority of
Certificate of Incorporation increasing from             the outstanding shares of stock entitled to vote at
50,000,000 shares to 200,000,000 shares the aggregate    the Special Meeting is necessary to approve an
number of shares of Common Stock authorized to be        amendment to our Restated Certificate of
issued, and thereby increase the total number of         Incorporation increasing from 50,000,000 shares to
shares authorized to be issued from 60,000,000 to        200,000,000 shares the aggregate number of shares of
210,000,000.                                             Common Stock authorized to be issued.

WHAT IS THE EFFECT OF BROKER NON-VOTES?

If your broker holds your shares in its name, the broker will not be entitled to vote your shares on Proposal 1 without an instruction from you. If your broker does not vote your shares, such "broker non-votes" and abstentions from voting may be counted for purposes of tabulating the votes cast. For purposes of Proposal 1 relating to the amendment to the Restated Certificate of Incorporation, broker non-votes are deemed to be present and represented for purposes of tabulating the votes and therefore will have a negative effect on the vote.

IS VOTING CONFIDENTIAL?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election, American Stock Transfer & Trust Co., examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or elsewhere.

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or e-mail. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

HOW DO I OBTAIN AN ANNUAL REPORT ON FORM 10-K?

If you would like a copy of our Annual Report on Form 10-K for the year ended January 31, 2001 that we filed with the Securities and Exchange Commission ("SEC") on May 1, 2001, we will send you one without charge. Please write to:

     Investor Relations, Alloy, Inc. 151 West 26th Street, 11th Floor New York, NY 10001

                 INFORMATION ABOUT ALLOY COMMON STOCK OWNERSHIP

     The following table sets forth certain information with respect to the beneficial ownership of our Common Stock, assuming the conversion of all of our outstanding Preferred Stock into Common Stock, as of January 11, 2002 for (a) each of our executive officers, (b) each of our directors, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except where indicated in the footnotes below, the address for each director and executive officer listed is: c/o Alloy, Inc., 151 West 26th Street, 11th Floor, New York, New York 10001. Shares of Common Stock that may be acquired by an individual or group within 60 days of January 11, 2002, pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them based on information provided to us by such stockholders. Percentage of ownership is based on 33,557,771 shares of Common Stock outstanding on January 11, 2002.

                                                              SHARES BENEFICIALLY OWNED
                                                              --------------------------
NAME OF BENEFICIAL OWNER                                        NUMBER       PERCENT(%)
------------------------                                      -----------   ------------
Executive Officers And Directors
Matthew C. Diamond(1).......................................   1,283,600        3.82
James K. Johnson, Jr.(2)....................................   1,283,600        3.82
Samuel A. Gradess(3)........................................   1,283,600        3.82
Neil I. Vogel(4)............................................     112,800           *
Peter M. Graham(5)..........................................     106,793           *
David Yarnell(6)............................................      55,079           *
Robert L. Bell(7)...........................................       5,000           *
Edward Monnier(8)...........................................   2,922,694        8.71
All current directors and executive officers as a group (8
  persons)..................................................   7,053,166       20.82
Five Percent Stockholders
LDIG Aloy, Inc.(9)..........................................   2,922,694        8.71
MarketSource Corporation(10)................................   1,839,520        5.44
RS Investment Management Co. LLC(11)........................   2,902,650        8.65

---------------

  *  Less than 1%

 (1) Includes 30,000 shares subject to currently exercisable options.

 (2) Includes 30,000 shares subject to currently exercisable options.

 (3) Includes 30,000 shares subject to currently exercisable options.

 (4) Includes 28,200 shares subject to currently exercisable options and 84,600 shares subject to options exercisable within 60 days of January 11, 2002.

 (5) Consists of (1) 29,556 shares held by The LLZ 1997 Trust; (2) 30 shares of Series B Preferred Stock, convertible into 26,431 shares as of January 11, 2002 and 8,306 shares subject to a currently exercisable warrant, both held by Peter M. Graham Money Purchase Plan & Trust; and (3) 40,000 shares subject to currently exercisable options and 2,500 shares subject to options exercisable within 60 days from January 11, 2002, held by Mr. Graham individually. Mr. Graham is a trustee of The LLZ 1997 Trust and the Peter M. Graham Money Purchase & Plan Trust and has voting and investment power over its shares. However, Mr. Graham has no pecuniary interest in the trust's shares and therefore expressly disclaims beneficial ownership of these shares.

 (6) Consists of (1) 920 shares directly owned; (2) 25,000 shares subject to currently exercisable options and 2,500 shares subject to options exercisable within 60 days of January 11, 2002 held by Mr. Yarnell individually; and (3) 26,659 shares owned by Brand Equity Ventures I, L.P. Mr. Yarnell is a Managing Member of Brand Equity Partners I, LLC, the General Partner of Brand Equity Ventures I, LP. Brand Equity Partners I, LLC has sole voting and investment power with respect to these shares. Mr. Yarnell expressly disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. The address for Brand Equity Partners I, LLC and Brand Equity Ventures I, LP is One Stamford Plaza, 263 Tresser Boulevard, 6th Floor, Stamford, Connecticut 06901.

 (7) Includes 5,000 shares subject to options exercisable within 60 days of January 11, 2002.

 (8) Consists of 2,922,694 shares owned by LDIG ALOY, Inc., a wholly owned subsidiary of Liberty Digital, Inc. Liberty Digital, Inc., is a subsidiary of Liberty Media Corporation. Mr. Monnier is the Director, Business Development and Strategy, of Liberty Digital, Inc. Mr. Monnier expressly disclaims beneficial ownership of these shares. The address for LDIG ALOY, Inc. is 1100 Glendon Avenue, Suite 2000, Los Angeles, California 90024.

 (9) Liberty Media, Inc., the ultimate parent of LDIG ALOY, Inc., has sole voting and investment power with respect to these shares. The address for LDIG ALOY, Inc. is c/o Liberty Digital, Inc., 1100 Glendon Avenue, Suite 2000, Los Angeles, CA 90024

(10) Includes 283,286 shares held in escrow pending final determination of certain financial results of the company owned by the beneficial owner prior to the acquisition of such company by Alloy. The address for MarketSource Corporation is 10 Abeel Road, Cranbury, NJ 08152.

(11) Includes 1,800,250 shares held by RS Investment Management, LLC. We relied solely on the joint 13(G) filed by RS Investment Management, LLC, filed with the SEC on December 7, 2001. The address for RS Investment Management, LCC is c/o Randall Hecht, 388 Market Street, Suite 1700, San Francisco, CA 90411. In providing this information, Alloy relied solely upon the joint 13G filed by RS Investment Management Co. LLC and RS Investment Management, L.P. filed with the SEC on December 7, 2001.

          DISCUSSION OF PROPOSAL RECOMMENDED BY THE BOARD OF DIRECTORS

     PROPOSAL 1: Approve an Amendment to Our Certificate of Incorporation to Increase from 50,000,000 Shares to 200,000,000 Shares the Aggregate Number of Shares of Common Stock Authorized to be Issued by the Company, and Thereby Increase the Total Number of Shares Authorized to be Issued From 60,000,000 to 210,000,000.

     On January 28, 2002, our Board of Directors adopted resolutions, subject to stockholder approval, proposing that our Restated Certificate of Incorporation be amended to increase our authorized Common Stock from 50,000,000 shares to 200,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to Alloy's Certificate of Incorporation effecting the proposed increase.

     The following is the text of the first paragraph of Article Fourth of our Restated Certificate of Incorporation, as proposed to be amended: "The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 210,000,000 shares, consisting of 200,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), and 10,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock").

     As of January 29, 2002, we had authorized the issuance of 1,850,000 shares of Series A Preferred Stock, none of which are outstanding, and 3,000 shares of Series B Preferred Stock, of which approximately 1,715 shares were issued and outstanding. Accordingly, a total of 8,147,000 million shares of Preferred Stock are currently available for future issuance.

     The Board of Directors believes that the availability of additional authorized, but unissued, shares will provide the company with the flexibility to issue common stock for a variety of corporate purposes, such as to effect future stock splits and stock dividends, to make acquisitions through the use of stock, to raise equity capital, to adopt additional employee benefit plans or to reserve additional shares for issuance under such plans and under plans of acquired companies. Increasing the number of shares of common stock that Alloy is authorized to issue would give the company additional flexibility to maintain a reasonable stock price with future stock splits.

     On January 29, 2002, we publicly announced that we intended to file a registration statement with the SEC for an underwritten offering of 5,000,000 shares of our common stock, 4,000,000 shares of which will be offered by us and 1,000,000 shares of which will be offered by one of our stockholders. Additionally, three of our stockholders have granted the underwriters a 30-day option to purchase up to 600,000 shares of common stock and we have agreed to make available to the underwriters 150,000 additional shares if they exercise their over-allotment option in full. Other than in that offering or as permitted or required under the company's employee benefit plans and under outstanding options, warrants and other securities convertible into common stock, the Board of Directors has no immediate plans, understanding, agreements or commitments to issue additional common stock for any purposes. No additional action or authorization by the company's stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the common stock is then listed or quoted.

     We reserve the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by our Board of Directors. Under our Restated Certificate of Incorporation, holders of our Common Stock do not have preemptive rights. Therefore, if the Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders.

     The affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote at the special meeting, assuming a quorum is present, is necessary for approval of the amendment. Therefore, abstentions and broker non-votes (which may occur if a beneficial owner of stock whose shares are held in a brokerage or bank account fails to provide the broker or the bank with voting instructions as to such shares) effectively count as votes against the amendment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO ALLOY'S CERTIFICATE OF INCORPORATION INCREASING FROM 50,000,000 SHARES TO 200,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED BY THE COMPANY, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THEIR PROXY CARD.

                                 OTHER MATTERS

     The Board of Directors knows of no other business which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

INFORMATION ABOUT STOCKHOLDER PROPOSALS

     To be considered for inclusion in our proxy statement relating to the 2002 Annual Meeting of Stockholders, stockholder proposals must be received no later than February 28, 2002. To be considered for presentation at such meeting, although not included in our proxy statement, proposals must comply with our By-laws and must be received no later than May 14, 2002 and no earlier than April 16, 2002. All stockholder proposals should be marked for the attention of Secretary, Alloy, Inc., 151 West 26th Street, 11th Floor, New York, New York, 10001.

INCORPORATION BY REFERENCE

     Several of the items required to be disclosed pursuant to Schedule 14A of the Securities and Exchange Act of 1934, as amended (the "Act"), are incorporated by reference in our Form 10-K for the fiscal year ended January 31, 2001, which we filed with the Securities and Exchange Commission on May 1, 2001.

     WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                                          By order of the Board of Directors:

                                          /s/ SAMUEL A. GRADESS
                                          --------------------------------------
                                          SAMUEL A. GRADESS
                                          Secretary

New York, New York
February   , 2002

   APPENDIX A -- TEXT OF CERTIFICATE OF AMENDMENT TO RESTATED CERTIFICATE OF
                                 INCORPORATION

                            CERTIFICATE OF AMENDMENT
                                       OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                  ALLOY, INC.

     It is hereby certified that:

FIRST: The Restated Certificate of Incorporation herein of the Corporation is hereby amended by striking out the first paragraph of Article Fourth in its entirety and by substituting in lieu thereof the following:

    FOURTH: The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 210,000,000 shares, consisting of 200,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), and 10,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock").

SECOND: The amendment of the Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 228 and Section 242 of the General Corporation Law of the State of Delaware.

     Executed, Effective as of This    Day of           , 2002.

                                          ALLOY, INC.

                                          By:
                                          NAME:
                                          TITLE:

                                   APPENDIX B

                                   ALLOY, INC.

           THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF
                                   ALLOY, INC.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated February , 2002, in connection with the Special Meeting to be held at 9:00 a.m. on Monday, March 4, 2002 at Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, 25th floor, New York, NY 10017, and hereby appoints Matthew C. Diamond, with full power to act alone, the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the Common Stock of Alloy, Inc. (the "Corporation") registered in the name provided herein which the undersigned is entitled to vote at the March 4, 2002 Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in said Proxy.

This Proxy when executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR the Proposal.

In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

                               (SEE REVERSE SIDE)

                   [X] Please mark votes as in this example.

     The Board of Directors recommends a vote FOR Proposals 1 and 2.

1. Proposal to approve an amendment to our Restated Certificate of Incorporation to increase from 50,000,000 shares to 200,000,000 shares the aggregate number of shares of Common Stock authorized to be issued and thereby increase the total number of shares authorized to be issued from 60,000,000 to 210,000,000.

                     [ ] FOR         [ ] AGAINST          [ ] ABSTAIN



                           Please sign exactly as name(s) appears
                           hereon. Joint owners should each sign.
                           When signing as attorney, executor,
                           administrator, trustee or guardian,
                           please give full title as such.

                           Signature:__________________ Date___________________

                           Signature:__________________ Date___________________